UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 3, 2005

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1808 North Shoreline Boulevard

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

On October 6, 2005, SumTotal Systems, Inc. (“SumTotal”) filed a Form 8-K to report that, pursuant to the Amended and Restated Agreement and Plan of Merger dated September 19, 2005 and amended on September 29, 2005, by and among SumTotal, Pathlore Software Corporation (“Pathlore”), Galaxy Acquisition Corporation, a wholly owned subsidiary of SumTotal, James Collis as Stockholder Representative and U.S. Bank National Association as Escrow Agent, on October 3, 2005, SumTotal completed its acquisition of Pathlore (the “Merger”). This form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. These financial statements are filed as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The required financial statements of Pathlore as of and for the years ended September 30, 2005, 2004 and 2003 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma financial information as of and for the nine months ended September 30, 2005 and for the twelve months ended December 31, 2004 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(c) Exhibits

23.1	Consent of Independent Auditors, with respect to Pathlore Software Corporation

99.1	Financial statement of Pathlore Software Corporation as of September 30, 2005 and 2004, and for the years ended September 30, 2005, 2004 and 2003

99.2	Pro forma financial information as of September 30, 2005 and for the nine months ended September 30, 2005 and the twelve months ended December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2005

SUMTOTAL SYSTEMS, INC.

/S/ NEIL J. LAIRD
Name:	Neil J. Laird
Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits Number	Exhibit Description
23.1	Consent of Independent Auditors, with respect to Pathlore Software Corporation.

99.1	Financial statement of Pathlore Software Corporation as of September 30, 2005 and 2004, and for the years ended September 30, 2005, 2004 and 2003.

99.2	Pro Forma financial information as of September 30, 2005 and for the nine months ended September 30, 2005 and the twelve months ended December 31, 2004.